Exploration for and evaluation of oil and natural gas resources	12 Months Ended
Dec. 31, 2018
Exploration For And Evaluation Of Mineral Resources [Abstract]
Exploration for and evaluation of oil and natural gas resources
Exploration for and evaluation of oil and natural gas resources
The following financial information represents the amounts included within the group totals relating to activity associated with the exploration for and evaluation of oil and natural gas resources. All such activity is recorded within the Upstream segment.
For information on significant judgements made in relation to oil and natural gas accounting see Intangible assets in Note 1.

			$ million
	2018	2017	2016
Exploration and evaluation costs
Exploration expenditure written off[a]	1,085	1,603	1,274
Other exploration costs	360	477	447
Exploration expense for the year	1,445	2,080	1,721
Impairment losses	137	—	62
Intangible assets – exploration and appraisal expenditure[b]	15,989	17,026	16,960
Liabilities	60	82	102
Net assets	15,929	16,944	16,858
Cash used in operating activities	360	477	447
Cash used in investing activities	1,119	1,901	2,920
[a] 2018 includes $447 million in the deepwater Gulf of Mexico principally relating to licence expiries. 2017 included a write-off in Angola of $574 million in relation to licence relinquishment, and Egypt of $208 million following a determination that no commercial hydrocarbons had been found. 2017 also included a $145-million write-off in relation to the value ascribed to certain licences in the deepwater Gulf of Mexico as part of the accounting for the acquisition of upstream assets from Devon Energy in 2011. 2016 included a $601-million write-off in Brazil relating to the BM-C-34 licence and various write-offs in the Gulf of Mexico totalling $611 million and India totalling $216 million, partially offset by a write-back of $319 million in India relating to block KG D6 as a result of increased confidence in the progress of the projects. An impairment reversal of $234 million was also recorded in 2016 in relation to KG D6 in India. For further information see Upstream – Exploration on page 25.
[b] 2018 includes $2.3 billion relating to licences in the Gulf of Mexico that have expired and approximately $1.6 billion relating to certain licences elsewhere that are due to expire in the next financial year. BP remains committed to developing these prospects. See Note 1 for further information.

The carrying amount, by location, of exploration and appraisal expenditure capitalized as intangible assets at 31 December 2018 is shown in the table below.

Carrying amount	Location
$1 - 2 billion	Angola; India; Egypt; Middle East
$2 - 3 billion	US - Gulf of Mexico; Canada; Brazil